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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: March 2, 2006



                            Gulf United Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-121571                    Pending
------------------              ----------------            ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

203 Bannerman Street North, Box 219, Porcupine, Ontario       P0N 1C0
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(Address of principal executive offices)                   (Postal Code)

Registrant's telephone number, including area code:   (807) 826-2610
                                                      --------------

                                Stonechurch, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation  or Bylaws;  Change  in Fiscal
Year

Effective March 2, 2006, we amended our articles to reflect a change in our name from Stonechurch Inc. to Gulf United Energy, Inc. We have also completed a split of our share capital such that every share of common stock issued and outstanding prior to the split was exchanged for five post-split shares of common stock. Concurrently, our authorized capital was increased to 200,000,000 shares of common stock with par value of $0.001. The alteration to the articles was approved by stockholders holding a majority of the issued common stock of the company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  3.1 Amended and Restated Articles of Incorporation



                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2006                 Gulf United Energy, Inc.


                                    By: /s/ Bruno Fruscalzo
                                        -------------------------
                                        Bruno Fruscalzo, Director